SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

April 22, 2002

American Electric Automobile Company, Inc.

(State or Other Jurisdiction of Incorporation)

0-29657 33-0727323

(Commission File Number) (IRS Employer Identification No.

7270 Woodbine Avenue, Suite 200, Markham, Ontario L3R 4B9

(Address of Principal Executive Offices) (Zip Code)

(905) 947-9925

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 1. Change in Control Of Registrant.

On April 22, 2002, the Company purchased all of the issued and outstanding shares of Cyper Entertainment Inc. from various shareholders in exchange for 20,000,000 restricted shares of the Company. Duk Jin Jang, who was the controlling shareholder of Cyper Entertainment Inc., now owns 30% of the voting securities of the Company. The Company now has 30,389,151 shares issued and outstanding.

Item 2. Acquisition or Disposition of Assets.

On April 22, 2002, the Company completed the purchase 100% of the shares of Cyper Entertainment Inc. in exchange for 20,000,000 restricted common shares of the Company. The number of shares issued to acquire Cyper was in consideration of a value of $0.05 per share, a value which was confirmed in an independent third party business evaluation prepared with respect to Cyper. The shares of Cyper were purchased from numerous shareholders including Duk Jin Jang, the majority shareholder.

Cyper Entertainment Inc., located in Seoul, Korea, is a 3D Digital Animation Production company providing services to the television, commercial and film industries. Cyper was established in January 2000 and currently has approximately 47 employees. Cyper's intention is to establish a North American subsidiary whereby it can stage its advance into the North American market.

The Board elected to complete the acquisition of Cyper after considering a number of other acquisitions because the Board determined that Cyper had good potential of becoming a profitable business at a reasonable capital cost.

In order to effectively proceed with the operations of Cyper, the Company must obtain financing and will be approaching financial institutions and attempting to secure equity financing. However, there is no guarantee that such financing will be forthcoming.

Item 7. Financial Statements and Exhibits.

The audited financial statements of Cyper Entertainment Inc. for the fiscal years ended December 31, 2000 and December 31, 2002 are attached as Exhibit A. Pro forma financial statements as of December 31, 2001 and for the year ended December 31, 2001 are attached as Exhibit B.
Exhibit No.	Exhibit
10	Share Exchange Agreement between the Company and Cyper Entertainment Co., Ltd.
24	Consent of Young WHA Ernst and Young International

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duty authorized.
AMERICAN ELECTRIC AUTOMOBILE COMPANY, INC.
Date: May 16, 2002	By: /s/ Pierre Quilliam
Pierre Quilliam, President
Date: May 16, 2002	By: /s/ Stephen Cohen
Stephen Cohen, Secretary/Treasurer

Exhibit A

CYPER ENTERTAINMENT CO., LTD.

FINANCIAL STATEMENTS

Years ended December 31, 2001 and 2000

with

INDEPENDENT AUDITOR'S REPORT

YOUNG WHA

ERNST and YOUNG INTERNATIONAL

Independent Auditor's Report

The Board of Directors and Stockholders

Cyper Entertainment Co., Ltd.

We have audited the accompanying balance sheet of Cyper Entertainment Co., Ltd. (the " Company") as of December 31, 2001 and 2000 and the related statement of income, disposition of deficit and cash flow for the years then ended, all expressed in Korean won, These financial statements are the responsibility of Cyper Entertainment co., Ltd.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our review in accordance with the auditing standards generally accepted in the Republic of Korea. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, expressed in Korean won, present fairly, in all material respects, the financial position of Cyper Entertainment Co., Ltd. as of December 31, 2001 and 2000, and the results of its operations, disposition of undisposed accumulated deficit and cash flows for the years then ended in conformity with accounting principles generally accepted in the Republic of Korea.

We have also reviewed the translation of the 2001 financial statements referred to above into United States dollar amounts on the basis described in Note 1. Based on our review, such financial statements have been properly translated on such basis. The United States dollar amounts are presently translated on such basis. The United States dollar amounts are presently solely for the convenience of the reader.

Without qualifying our opinion, we draw attention to Note 14 to the financial statements. Which states that the operations of the Company have been affected, and may continue to be affected for the foreseeable future, by the general unstable economic conditions in the Republic of Korea and in the Asis Pacific region. The ultimate effect of these uncertainties on the financial position of the Company as of the balance sheet date cannot presently be determined.

The accompanying financial statements are not intended to present the financial position and results of operations in accordance with accounting principles and practices generally accepted in countries and jurisdictions other than the Republic of Korea. The procedures and practices utilized in the Republic of Korea to audit such financial statements may differ from those generally accepted and applied in other countries and jurisdictions. Accordingly, this report and the accompanying financial statements are not intended for use by those who are not informed about Korean accounting principles or auditing standards and their application in practice.

March 9, 2002

CYPER ENTERTAINMENT CO., LTD.

BALANCE SHEET

Years ended December 31, 2001 and 2000
			U.S. dollars
			in thousands
	Korean Won in thousands		(Note 1)
Assets	2001	2000	2001

Current assets:
Cash and cash equivalents (Note 2)	W 51,484	W 369,733	$ 39.2
Short term financial instruments (Note 3)	10,000	-	7.6
Accounts and notes receivable (note 14):	11,930	-	9.1
Inventories	-	-	-
Advance payments	24,752	92,417	18.8
Prepaid expenses	446	13,623	0.3
Other	7,189	15,881	5.5

Total current assets	105,801	491,654	80.5

Investments and other assets
Long-term financial instruments	35,539	7,940	27.1
Lease keymoney deposit	64,000	281,605	48.7
Deferred income tax assets (Note 17)	354,511	169,352	269.9
Total investments and other assets	454,050	458,897	345.7

Property, plant and equipment (Note 7):
Machinery and equipment	940,585	940,585	716.1
Vehicles	34,021	34,021	25.9
Furniture and fixtures	223,805	568,895	170.4
	1,198,411	1,543,501	912.4
Less accumulated depreciation	(228,997)	(122,724)	-174.3
Property, plant and equipment, net	969,414	1,420,777	738.0

Intangible assets, net of amortization:
3D Animation (Note 6)	1,787,505	360,000	1,360.9
Other	329	659	0.3
	1,787,834	360,659	1,361.1

Total assets	W 3,317,099	W 2,731,987	$ 2,525.4

(Continued)

See accompanying notes and accountants' review report.

CYPER ENTERTAINMENT CO., LTD.

BALANCE SHEET (CONT'D)

Years ended December 31, 2001 and 2000
			U.S. dollars
			in thousands
	Korean Won in thousands		(Note 1)
Liabilities and Stockholders' Equity	2001	2000	2001

Current Liabilities:
Short-term borrowings (Note 8)	W 135,000	W 135,000	$ 102.8
Accounts and notes payable - other	161,800	271,607	123.2
Accrued income taxes (note 12):	58,426	9,970	44.5
Current portion of long-term debt (Note 8)	300,000	0	228.4
Accrued expenses	609,990	181,592	464.4
Total Current liabilities:	1,265,216	578,169	963.2

Long-term liabilities
Long-term debt (Note 8)	0	300,000	-
Convertible bond	980,000	980,000	746.1
Long-term accrued interest expenses (Note 8)	74,602	1,007	56.8
Severance and retirement benefits (Note 9)	75,984	0	57.8
Other debt	642,879	454,132	489.4
Total long-term liabilities	1,773,465	1,735,139	1,350.2
Total liabilities	3,038,681	2,313,308	2,313.4

Stockholders' equity (Note 11):
Authorized - 50,000,000 shares
Issued and outstanding;
Common stock - W500 par shares;	617,500	592,500	470.1
1,235,000 shares in 2001 and 1,185,000 shares in 2000
Capital surplus;
Paid-in capital in excess of par value	424,062	249,529	322.8
Retained earnings;
Undisposed accumulated deficit	763,144	423,350	581.0

			-
Total stockholders' equity	278,418	418,679	212.0

Total liabilities and stockholders' equity	W 3,317,099	W 3,317,099	$ 3,317,099

See accompanying notes and accountants' review report.

CYPER ENTERTAINMENT CO., LTD.

STATEMENTS OF INCOME

Years ended December 31, 2001 and 2000
			U.S. dollars
			in thousands
	Korean Won in thousands		(Note 1)
	2001	2000	2001

Net sales (Note 14)	W 224,209	W 601,315	$ 170.7
Cost of sales (Notes 14)	252,853	779,207	192.5
Gross loss	(28,644)	(177,892)	-21.8
Selling, general and administrative expenses	559,613	399,925	426.0
Operating loss	(588,257)	(577,817)	-447.9

Other income:
Interest expense	191	205	0.1
Gain on exemption of debts	490,681	0	373.6
Miscellaneous	5,195	6,763	4.0
Total other income	496,067	6,968	377.7

Other expenses:
Interest expense	135,864	19,876	103.4
Loss on amortazation of intangible assets	0	1,838	-
Loss on disposition of tangible assets	290,681	-	221.3
Miscellaneous	6,217	139	4.7
Total other expenses	432,762	21,853	329.5
Loss before income taxes	(524,952)	(592,702)	-399.7
Provision for income taxes (Note 12)	(185,158)	(169,352)	-141.0
Net loss	W (339,794)	W (423,350)	-258.7
Per share amounts (Korean won in units) (Note 13):
Ordinary earnings per share	W (-)562	W (-)586	$ (-)0.43
Earnings per share	(-)281	(-)586	(-)0.20

See accompanying notes and accountants' review report.

CYPER ENTERTAINMENT CO., LTD.

STATEMENTS OF DISPOSITION OF DEFICIT

Years ended December 31, 2001 and 2000
			U.S. dollars
			in thousands
	Korean Won in thousands		(Note 1)
	2001	2000	2001

Accumulated deficit before deposition	W	W	$
Undisposed accumulated deficit
carried over from prior years	423,350	423,350	322.3
Net loss	339,794	423,350	258.7
	763,144		581.0
Disposition	-	-	-
Undisposed accumulated deficit to be
carried forward to next year	W 763,144	W 423,350	$ 581.0

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

1. Organization and business

Cyper Entertainment Co., Ltd. (the "Company") was incorporated in 2000 in accordance with the laws of the Republic of Korea, to manufacture and distribute 3D digital animation, multi media, and entertainment related products. The Company's head office is located in Seoul, Korea.

Mr. Duk-Jin Jang, the president of the Company and largest shareholder, owns 51.30% of the Company's outstanding shares.

2. Basis of interim financial statements and summary of significant accounting policies

Basis of financial statements - The Company maintains its official accounting records in Korean won prepares its statutory financial statements in conformity with accounting principles generally accepted in the Republic of Korea ("Korean GAAP"), which may differ from accounting principles generally accepted in countries and jurisdictions other than the Republic of Korea. Accordingly, the accompanying financial statements are not intended for use by those who are not informed about Korean GAPP and their application in practice.

For the convenience of the reader, in preparing the accompanying financial statements, certain reclassifications, and changes in statement format and extent of disclosures have been made to the financial statements issued in the Korean language for domestic statutory purposes. Certain supplementary information included in the statutory Korean language financial statements, but not required for a fair presentation of the Company's financial position, results of operations and cash flows, is not presented in the accompanying financial statements.

Basis of translation the financial statements - For the convenience of the reader, the 2001 financial statements, expressed in Korean won, have been translated into United States dollar amounts at the exchange rate of W 1313.5 to US$1, the average middle exchange rate for trading on December 31, 2001. Such translation should not be construed as a representation that any or all of amounts stated in Korean won could have been converted into United Stated dollars at this or any other rate.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

2. Basis of interim financial statements and summary of significant accounting policies (cont'd)

Cash equivalents - Marketable securities and short-term financial instruments with original maturities of three months or less, and which are easily converted into cash and which have no significant risk of loss in value by interest rate fluctuations, are considered as cash equivalents.

Allowance for doubtful accounts - The Company provides an allowance for doubtful accounts in consideration of estimated losses that may arise from non-collection of its receivables. The estimate of losses is based on the estimated collectibles of receivables and historical bad debts experience.

Inventories - Finished goods and work-in process are valued at production costs, plus incidental expenses, determined using total average cost method.

Property, plant and equipment - Property, plant and equipment are stated at cost. Expenditures that enhance the value or extend the lives of assets are capitalized as additions to property, plant and equipment. Maintenance and repairs are expensed in the year in which they are incurred.

Depreciation of tangible asset is computed using the straight-line method, based on the following estimated useful lives:

Useful lives

Machinery and equipment	10 years
Vehicles	5
Furniture and fixtures	5

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

2. Basis of interim financial statements and summary of significant accounting policies (cont'd)

3D Animation - 3D Animation, manufactured by computer graphic, is stated at production cost. The production cost of 3D Animation is transferred to cost of goods manufactured equal amount to recognized sales of current term in proportion to total expected sales of related project and the residual production cost is annually assessed by possibility of realization in the future.

Intangible assets - Intangible assets, organizing cost, is amortized over 3 years using the straight-line method.

Convertible bonds - Convertible bond is recorded in the Company's accounts using the same method with debentures. Interest expense is calculated using effective interest rate which makes present value of cash flow of the principle and interest (including redemption premium) equal to market value of a bond and redemption premium interest is recorded in long-term accrued interest expense.

Severance and retirement benefits - In accordance with the Company's regulations, employees and directors with more than one year of service are entitled to severance and retirement benefits upon termination of their employment based on years of service, rates of pay in effect at the time of termination and certain other factors. The annual provision is sufficient to state the estimated obligation arising from services performed to and at rates of pay in effect at the balance sheet date. Funding of this liability is not required by Korean law.

Basis of revenue recognition - Sales of finished goods is to be recognized when goods are sold and delivered. Revenues related to pre-contract sales are recognized using the percentage-of-completion method.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

2. Basis of interim financial statements and summary of significant accounting policies (cont'd)

Income taxes - Korean GAAP requires the recognition of deferred tax assets and liabilities arising from temporary differences between the financial reporting and tax reporting bases of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates which are expected to be applied to taxable income in the period such temporary differences are expected to be recovered or settled.

Per share amounts - Ordinary earnings and earnings per share of common stock are computed by dividing ordinary income and net income by the weighted average number of shares of common stock issued and outstanding during the period (1,235,000 shares in 2001 and 1,185,000 shares in 2000). Ordinary earnings per share is also required to be disclosed and is computed by reversing the effect of extraordinary items (net of the effect of income taxes), if any.

Use of estimates - The preparation of financial statements in conformity with Korean GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
  Restricted deposits

As of December 31, 2001, W10, 000 thousand (US$7.6 thousand) of short-term financial instruments have been provided as collateral in connection with short-term borrowings.

4. Ordinary development costs

Ordinary development expenses amounting to W104, 929 thousand (US$79.4 thousand) and W100, 138 thousand (US$76.2 thousand) for the periods ended December 31, 2001 and 2000, respectively, were charged to current operations.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

5. Insurance

Machinery and equipments are insured against fire and other casualty damage for up to W 750,000 thousand (US$571thousand) as of December 31, 2001.

6. Borrowings and guarantees

Borrowings as of December 31, 2001 and 2000 are as follows:

		Korean won in thousands		U.S dollars In thousands
Type	Interest rates	2001	2000	2001
Short-term borrowings
Industrial Bank	10.20%	W 35,000	W 35,000	$ 26.6
Hanna Bank	7.85%	50,000	50,000	38.1
Hanna Bank	-	-	30,000	-
Nice storm media	-	50,000		38.1
		W 135,000	W 115,000	$ 102.8
Long-term debt	7.85%	W 300,000	W 300,000	228.4
Hanna Bank
Less: Current portion of long-term debt		300,000	-	-
		-	W 300,000	$ 228.4

In connection with the repayment of above long-term debt, the Company's tangible assets have been mortgaged to the bank as security to the extent of W 300,000 thousand (US$ 228.4 thousand). And Korea Technology Credit Guarantee Fund has issued a guarantee on behalf of the Company for up to W297, 500 thousand (US$ 226.5thousand) to the bank.

Bank deposit amounting to W10, 000 thousand (US$ 7.6 thousand) at December 31, 2001 have been deposited with banks as security for short-term debt

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

7. Convertible bond

As of December 31, 2001and 2000, the convertible bond is as follows:

Description	Issue date	Expiration date	Stated interest rate	Korean won In thousand	U.S dollars In thousands
Convertible bond	2000.12.26	2003.12.26	2.0%	W980,000	US$746.1

The conditions of issuance are as follows:

Description	Conditions of issuance
Stated interest rate	2.0%
Yield to maturity	9.5%
Convertible periods	2000.12.26∼2003.12.26
Kind of stock to be issued	Common stock
Conversion price	W3,500(US$2.66) Per share

8. Severance and retirement benefits

Changes in severance and retirement benefits for the year ended December 31, 2001 are as follows.

Beginning balance at January 1, 2001	W -
Payments	-
Provision	75,984
Ending balance at December 31, 2001	75,984
Entitled amount by Korean Labor standard laws	W 75,984

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

9. Stockholders' equity

As of December 31, 2001, the authorized common shares and the outstanding common shares are 50,000,000 and 1,235,000 shares, respectively with par value of .500

As of December 31, 2001, the ownership of the Company's is as follows:

Name of stockholders	Number of shares	Ownership (%)
Duk-Jin Jang	633,600	51.30
Chin-Kwon Jeong	80,000	6.48
FMG Co., Ltd.	60,000	4.86
Others	461,400	37.36
Total	1,235,000	100.00

10. Income taxes

The Company is subject to corporate income tax, including resident surtax, at the aggregate rates of 17.6% on taxable income up to W100,000 thousand and 30.8% on taxable income in excess of W100,000 thousand.

Reconciliations between income before income taxes for financial reporting purposes and taxable income for corporate income tax reporting purposes are summarized as follows (Korean won in thousands):

Description	2001	2000
Income before income taxes as per the financial statements	W (-)524,951	W (-)592,703
Permanent difference	-	-
Temporary differences:
Severance and retirement benefits	75,919	-
	75,919	-

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

10. Income taxes (cont'd)

Description	2001	2000
Taxable income	W (-)449,032	W (-)592,703

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. Significant changes in cumulative temporary differences for the period ended December 31, 2001 are as follows: (Korean won in thousand)

	Korean won in thousands
Description	Beginning balances	Increase/ (decrease)	Ending balances
Severance and retirement benefits	-	75,919	75,919

The Deferred tax credits as of the year ended December 31, 2001 is as follows:

Description	Korean won in thousand	U.S. Dollars In thousands
Accumulated temporary difference	W 75,984	$ 57.8
Undisposed deficit	1,117,655	850.9
	W 1,193,573	$ 908.7
Tax rate (future)	29.7%	29.7%
Deferred tax asset	W 354,491	$ 269.9

The effective income tax rates for the years ended December 31, 2001 and 2000 are (-) 35.0% and (-) 28.6%, respectively.

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

11. Per share amounts

Ordinary earnings per share and earnings per share for the periods ended December 31, 2001 and 2000 are computed as follows (Korean won and shares in units):

Description	2001	2000
Net income	W (-)339,813,150	W (-)423,350,203
(+)Extraordinary loss		-
(-)Extraordinary income	490,681,375	-
(+)Income tax espense on extraordinary income	151,129,863
Ordinary income	(-)679,345,285	(-)423,350,203
Weighted average number of shares of common stock	1,209,109	722,657
Ordinary earnings per share	W (-)562	W (-) 586
Earnings per share	W (-)281	W (-) 586

12. Financial data for the calculation of added value

The accounts and amounts which are required to be disclosed in connection with the calculation of the added value of the Company's operations for the periods ended December 31, 2001 and 2000 are as follows:

	Korean won in thousands
Description	2001	2000
Salary	W 1,219,135	W 628,551
Severance and retirement benefits	75,984	-
Other employee benefits	28,819	37,826
Rent	335,491	127,007
Taxes and dues	11,391	7,467
Depreciation	227,176	122,725
	W 1,897,996	W 923,576

CYPER ENTERTAINMENT CO., LTD.

NOTES TO FINANCIAL STATEMENTS

December 31, 2001 and 2000

13. Stock options

The Company may provide stock options within 20% of the total outstanding shares for officers and employees under the provision of article 16, paragraph 3 of the Working Act on Supporting Venture Companies. However, the Company has not issued any stock options as at December 31, 2001.

14. Korean economy

Beginning in 1997, the Republic of Korean and other countries in the Asia Pacific region experienced a severe contraction in substantially all aspects of their economies. This situation is commonly referred to as the 1997 Asian financial crisis. In response to this situation, the Korean government and the private sector began implementing structural reforms to historical business practices.

The Korean economy continued to experience difficulties, particularly in the areas of restructuring private enterprises and reforming the banking and financial services industry. The Korean government continues to apply pressure to Korean companies to restructure into more efficient and profitable firms. The banking and financial services industry is currently undergoing forced consolidations and significant uncertainty exists with regard to the availability of financing. The Company's operating plans call for obtaining certain amounts of short-term financing during the coming year. If such financing is not available, the Company may be required to make significant changes to its operating plans.

The accompanying financial statements reflect management's current assessment of the impact to date of the economic situation on the financial position of the Company. Actual results may differ materially from management's current assessment.

EXHIBIT B

AMERICAN ELECTRIC AUTOMOBILE COMPANY, INC.

PRO FORMA BALANCE SHEET AS OF DECEMBER 31, 2001

ASSUMING PURCHASE OF CYPER ENTERTAINMENT CO., LTD.

ON DECEMBER 31, 2001 (UNAUDITED)

Pursuant to Item 310(d)(2)(ii) of Regulation S-B, set forth below is a pro forma balance sheet of American Electric Automobile Company, Inc. (the "AEAC") giving effect to the acquisition of Cyper Entertainment Co., Ltd. ("Cyper") as of December 31, 2001, the most recent balance sheet filed by AEAC pursuant to Item 310(a) or (b). The pro forma balance sheet reflects the combined consolidated balance sheets of AEAC and Cyper as of December 31, 2001 after giving effect to adjustments reflecting the consideration paid by AEAC and the elimination of intercompany accounts.

	AEAC (12/31/01)	Cyper (12/31/01)	AEAC (Pro Forma)

Assets
Current Assets
Cash	$ 655	$ 39,200	39,855
Short term financial instruments	--	7,600	7,600
Accounts Receivable	--	9,100	9,100
Advance payments	--	18,800	18,800
Prepaid expenses	--	300	300
Other	--	5,500	5,500
Advances rec - related party	47,823	--	47,823
Total Current Assets	48,478	80,500	128,978

Investments and other assets
Long-term financial instruments	--	27,100	27,100
Lease keymoney deposit	--	48,700	48,700
Deferred income tax assets	--	269,900	269,900
Total investments and other assets		345,700	345,700

Property and Equipment
Machinery and Equipment	--	716,100	716,100
Vehicles	--	25,900	25,900
Furniture and fixtures	5,474	170,400	175,874
	5,474	912,400	917,874
Less: Accum. Dep.	0	(174,300)	(174,300
Total Property and Equipment, net	5,474	738,000	743,474

Intangible Assets, net of amortization
3D Annimation	0	1,360,900	1,360,900
Other assets	682	300	982
Total Intangible Assets	682	1,361,100	1,361,782

Total Assets	$ 54,634	$ 2,525,400	$ 2,580,034

Liabilities and Stockholders' Deficit
Current Liabilities
Accounts payable and accrued expenses	$ 145,101	$ 587,600	$ 732,701
Current portion of long-term debt	--	228,400	228,400
Due to affiliate/related parties	59,197	--	59,197
Short-term borrowings	--	102,800	102,800
Accrued income taxes	--	44,500	44,500
Total Current Liabilities	204,298	963,200	1,167,498

Long term Liabilities
Convertible bond	--	746,100	746,100
Long-term accrued expenses	--	56,800	56,800
Severance and retirement benefits	--	57,800	57,800
Other debt	--	489,400	489,400
Total Long-term liabilities	--	1,350,200	1,350,200

Total Liabilities	204,298	2,313,400	2,517,698

Stockholders' deficit
Preferred Stock	--	--	--
Common Stock	687	470,100	470,787
Paid in capital	1,002,672	322,800	1,325,472
Accumulated deficit	(1,153,023)	(581,000)	(1,734,023)
Total Stockholders' Deficit	(149,664)	212,000	62,336

Total Liabilities and Stockholders' Deficit	$ 54,634	$ 2,525,400	$ 2,580,034

AMERICAN ELECTRIC AUTOMOBILE COMPANY, INC.

PRO FORMA INCOME STATEMENT FOR THE YEAR

ENDED DECEMBER 31, 2001

ASSUMING PURCHASE OF CYPER ENTERTAINMENT CO.,

LTD. AS OF JANUARY 1, 2001

(UNAUDITED)
	AEAC 2001	Cyper 2001	AEAC (pro forma)
Revenues:
Sales	$ --	$ 170,700	$ 170,700

Expenses:
Cost of sales	19,169	192,500	211,669
Operating expenses.	314,352	426,000	740,352

Operating Income (Loss)	(333,521)	(447,900)	(781,421)

Other Income (Expense)	(6,025)	48,200	42,175

Income (Loss) before Income Taxes	(339,546)	(399,700)	(739,246)

Income tax benefit (expense)	--	141,000	141,000

Net loss	($ 339,546)	($ 258,700)	($ 598,246)